Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 5 dated as of March 1, 2007 (this “Amendment”), among US ONCOLOGY HOLDINGS, INC. (“Holdings”), US ONCOLOGY, INC. (the “Borrower”), the Subsidiary Loan Parties (as defined in the Credit Agreement (as defined below)) the LENDERS party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent.

A. Pursuant to the Credit Agreement dated as of August 20, 2004, as amended as of March 17, 2005, November 15, 2005, July 10, 2006 and December 21, 2006 (the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, Wachovia Bank, National Association, as Syndication Agent, and Citicorp North America, Inc., as Documentation Agent, the Lenders and the Issuing Banks (such terms and each other capitalized term used but not defined herein having the meaning assigned to each such term in the Credit Agreement (as amended hereby)) have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

B. The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement and the Collateral Agreement as set forth herein.

C. The undersigned Lenders are willing so to amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. As used in this Amendment, the following terms have the meanings specified below:

“Amendment Fee” shall have the meaning set forth in Section 13 hereof.

SECTION 2. Amendment of Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) by inserting the definitions of the following terms in the appropriate alphabetical order:

“New Holdings Floating Rate Notes” means the Senior Unsecured Floating Rate Notes due 2012 to be issued by Holdings (and not supported by any Guarantee) in the aggregate principal amount of up to $425,000,000 and the Indebtedness represented thereby.

“New Holdings Floating Rate Notes Documents” means the indenture in respect of the New Holdings Floating Rate Notes and all other instruments, agreements and other documents evidencing or governing the New Holdings Floating Rate Notes.”

(b) in the definition of the term “Consolidated Cash Interest Expense” by (a) inserting the words “and, to the extent paid in cash, the New Holdings Floating Rate Notes” after the words “Holdings Floating Rate Notes” in clause (a)(i) thereof and (b) inserting the words “and the New Holdings Floating Rate Notes” after “other than the Holdings Floating Rate Notes” in the parenthetical in clause (a)(ii) thereof.

(c) in the definition of the term “Consolidated EBITDA”, by (i) replacing the text “and” at the end of clause (ix)(F) with a comma and (ii) by adding the following to the end of clause (ix)(G) thereof:

“, (H) any non-recurring fees, cash charges and cash expenses incurred in connection with the issuance of the New Holdings Floating Rate Notes in an aggregate amount not to exceed $8,500,000, (I) any cash charges in respect of the early extinguishment of indebtedness related to the Holdings Floating Rate Notes in an aggregate amount not to exceed $5,000,000 and (J) the original issue discount related to the New Holdings Floating Rate Notes in an aggregate amount not to exceed $4,250,000”

(d) by inserting the words “New Holdings Floating Rate Notes Documents,” after the words “Holdings Floating Rate Notes Documents,” in clause (e) of the definition of “Change in Control”.

(e) by inserting the words “, the New Holdings Floating Rate Notes” after the words “Holdings Floating Rate Notes” in the definition of the term “Transactions”.

SECTION 3. Amendment to Section 6.01. Section 6.01(a) is hereby amended by inserting the words “and the New Holdings Floating Rate Notes” after the words “the Holdings Floating Rate Notes” in clause (xx) thereof.

2

SECTION 4. Amendment to Section 6.03. Section 6.03(c) is hereby amended by inserting “,the New Holdings Floating Rate Notes” after the words “Holdings Floating Rate Notes” in the last sentence thereof.

SECTION 5. Amendment to Section 6.08. Section 6.08 is hereby amended as follows:

(a) in clause (a), clause (xiv) is hereby amended and restated in its entirety to read as follows:

“(xiv)(A) Holdings may make Restricted Payments with the net proceeds from the issuance of the Holdings Floating Rate Notes; and

(B) Holdings may make Restricted Payments with the net proceeds remaining from the issuance of the New Holdings Floating Rate Notes after giving effect to the repayment in full of all amounts outstanding under the Holdings Floating Rate Notes.”

(b) in clause (a), by (i) deleting “and” at the end of clause (xv), (ii) replacing the period at the end of clause (xvi) with “; and”, and (iii) inserting the following at the end thereof:

“(xvii) the Borrower may make Restricted Payments to Holdings in amounts necessary to enable Holdings to (A) prepay the accrued and unpaid interest on the Holdings Floating Rate Notes through the redemption date thereon and (B) make regularly scheduled interest payments on the New Holdings Floating Rate Notes, as required by the New Holdings Floating Rate Notes Documents, but only to the extent that Holdings elects to pay such payments in cash in accordance with the terms of the New Holdings Floating Rate Notes Documents; provided that, (1) in the case of clause (A), (X) no Event of Default has occurred and is continuing or would result therefrom and (Y) such Restricted Payments are used by Holdings for the purposes specified within 45 days of receipt thereof and (2) in the case of clause (B), no Event of Default has occurred and is continuing or would result therefrom and (Y) such Restricted Payments are used by Holdings for the purposes specified herein within 20 days of receipt thereof.”

(c) in clause (b), by inserting the words “, the New Holdings Floating Rate Notes” after the words “Holdings Floating Rate Notes” in clause (vi).

3

(d) in clause (b), by (i) deleting “and” at the end of clause (vi), (ii) replacing the period at the end of clause (vii) with “;and”, and (iii) inserting the following at the end thereof:

“(viii) the prepayment, redemption, defeasance, repurchase or other retirement of all or any portion of the Holdings Floating Rate Notes with the proceeds from the New Holdings Floating Rate Notes.”

SECTION 6. Amendment to Section 6.10. Section 6.10 is hereby amended by inserting “, New Holdings Floating Rate Notes Document” after “Holdings Floating Rate Notes Document” in clause (i) to the proviso thereof.

SECTION 7. Amendment to Section 6.11. Section 6.11 is hereby amended by (i) replacing “or” in clause (a) with a comma and (ii) inserting at the end of clause (a) “or any New Holdings Floating Rate Notes Document”.

SECTION 8. Amendment to Section 6.14. Section 6.14 is hereby amended by deleting in its entirety the table set forth in such Section and substituting the following table therefor:

Fiscal Year	Maximum Capital Expenditures
2004	$95,000,000
2005	$95,000,000
2006	$95,000,000
2007	$125,000,000
2008	$125,000,000
2009	$125,000,000
2010	$130,000,000
2011	$130,000,000

SECTION 9. Amendment to Section 1.01 of the Collateral Agreement. The definition of the term “Obligations” in Section 1.01 of the Collateral Agreement is hereby amended by deleting the text “(other than Holdings”) immediately following the text “each Loan Party” in clause (b) thereof.

SECTION 10. Agreement. The Borrower agrees that it will use the net proceeds from the issuance of the New Holdings Floating Rate Notes to prepay (which, for the avoidance of doubt, includes defeasance or discharge of the indenture governing the Holdings Floating Rate Notes) all amounts outstanding with respect to the Holdings Floating Rate Notes prior to paying a dividend as allowed under Section 6.08.

SECTION 11. Representations and Warranties. Holdings and the Borrower represent and warrant to the Administrative Agent and to each of the Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by Holdings and the Borrower and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable against Holdings and the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4

(b) The performance by any Loan Party of the Amendment Transactions (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any Requirement of Law applicable to Holdings, the Borrower or any of the Subsidiaries, as applicable, (iii) will not violate or result in a default under any indenture, Management Services Agreement or other material agreement or instrument binding upon Holdings, the Borrower or any of the Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by Holdings, the Borrower or any of the Subsidiaries or give rise to a right of, or result in, termination, cancellation or acceleration of any material obligation thereunder, (iv) will not result in a Limitation on any right, qualification, approval, permit, accreditation, authorization, Reimbursement Approval, license or franchise or authorization granted by any Governmental Authority, Third Party Payor or other Person applicable to the business, operations or assets of the Borrower or any of the Subsidiaries or adversely affect the ability of the Borrower or any of the Subsidiaries to participate in any Third Party Payor Arrangement except for Limitations, individually or in the aggregate, that are not material to the business of the Borrower and the Subsidiaries, taken as a whole, and (v) will not result in the creation or imposition of any Lien on any asset of Holdings, the Borrower or any of the Subsidiaries, except Liens created under the Loan Documents.

(c) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially,” “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct (or true and correct in all material respects, as the case may be) as of such earlier date).

(d) Immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

5

SECTION 12. Conditions to Effectiveness; Amendment. (a) This Amendment shall become effective when (i) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders, (ii) the representations and warranties set forth in Section 11 hereof are true and correct (as set forth on an officer’s certificate delivered to the Administrative Agent) and (iii) all fees (including the Amendment Fee specified in Section 13 below) and, to the extent invoiced prior to the date hereof, expenses required to be paid or reimbursed by the Borrower under or in connection with this Amendment or the Credit Agreement shall have been paid or reimbursed, as applicable.

(b) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the requisite Lenders under Section 9.02 of the Credit Agreement.

SECTION 13. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Borrower agrees to pay promptly to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment at or prior to 5:00 p.m., New York time, on February 26, 2007, an amendment fee (the “Amendment Fee”) in an amount equal to 0.025% of the sum of such Lender’s Revolving Exposure and outstanding Tranche B Term Loans and Tranche C Term Loans as of such time and date, provided that such Amendment Fee shall not be payable unless and until this Amendment becomes effective as provided in Section 12(a) above and upon such effectiveness such Amendment Fee shall be payable immediately.

SECTION 14. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Issuing Bank, Holdings, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date this Amendment becomes effective, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

6

SECTION 15. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 16. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 17. Expenses. The Borrower agrees to reimburse the Administrative Agent, the Syndication Agent and the Documentation Agent for out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 18. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 19. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

7

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

US ONCOLOGY HOLDINGS, INC.,

By
Name:
Title:

US ONCOLOGY, INC.,

By
Name:
Title:

ONCOLOGY RX CARE ADVANTAGE, LP,

By:	US Oncology Corporate, Inc.
Its:	General Partner

By
Name:	Bruce D. Broussard
Title:	Vice President

ONCOLOGY MARKET FOCUS, LP,

By:	US Oncology Corporate, Inc.
Its:	General Partner

By
Name:	Bruce D. Broussard
Title:	Vice President

ACCESSMED, INC.,

By
Name:	Bruce D. Broussard
Title:	Vice President

ACCESSMED HOLDINGS, INC.,

By
Name:	Bruce D. Broussard
Title:	Vice President

US ONCOLOGY, INC.,

By
Name:	Bruce D. Broussard
Title:	Vice President

US ONCOLOGY SPECIALTY, LP,

	By:	US Oncology Corporate, Inc.
	Its:	General Partner

By
Name:	Bruce D. Broussard
Title:	Vice President

AOR MANAGEMENT COMPANY OF ARIZONA, INC.;

AOR HOLDING COMPANY OF INDIANA, INC.;

AOR MANAGAMENT COMPANY OF INDIANA, INC.;

AOR MANAGEMENT COMPANY OF MISSOURI, INC.;

AOR MANAGEMENT COMPANY OF OKLAHOMA, INC.;

AOR MANAGEMENT COMPANY OF PENNSYLVANIA, INC.;

AOR MANAGEMENT COMPANY OF TEXAS, INC.;

AOR MANAGEMENT COMPANY OF VIRGINIA, INC.;

AOR REAL ESTATE, INC.;

AOR SYNTHETIC REAL ESTATE, INC.;

AORT HOLDING COMPANY, INC.;

GREENVILLE RADIATION CARE, INC.;

PHYSICIAN RELIANCE NETWORK, INC.;

RMCC CANCER CENTER, INC.;

TOPS PHARMACY SERVICES, INC.;

US ONCOLOGY CORPORATE, INC.; and

US ONCOLOGY RESEARCH, INC.

By
Name:	Bruce D. Broussard
Title:	Vice President

PHYSICIAN RELIANCE, L.P., as Subsidiary Guarantor

	By:	PRN PHYSICIAN RELIANCE, LLC.
	Its:	General Partner

By
Name:	Bruce D. Broussard
Title:	Manager

ALABAMA PHARMACEUTICAL SERVICES, LLC;

CALIFORNIA PHARMACEUTICAL SERVICES, LLC;

FLORIDA PHARMACEUTICAL SERVICES, LLC;

IOWA PHARMACEUTICAL SERVICES, LLC;

MICHAGAN PHARMACEUTICAL SERVICES, LLC;

NEBRASKA PHARMACEUTICAL SERVICES, LLC;

NEW MEXICO PHARMACEUTICAL SERVICES, LLC;

NORTH CAROLINA PHARMACEUTICAL SERVICES, LLC;

PENNSYLVANIA PHARMACEUTICAL SERVICES, LLC;

PHYSICIAN RELIANCE HOLDINGS, LLC;

SELECTPLUS ONCOLOGY, LLC;

ST. LOUIS PHARMACEUTICAL SERVICES, LLC;

TEXAS PHARMACEUTCIAL SERVICES, LLC;

US ONCOLOGY PHARMACEUTICAL SERVICES, LLC;

WASHINGTON PHARMACEUTICAL SERVICES, LLC; and

PRN PHYSICIAN RELIANCE, LLC

By
Name:	Bruce D. Broussard
Title:	Manager

AOR OF TEXAS MANAGEMENT LIMITED PARTNERSHIP, as Subsidiary Guarantor

	By:	AOR MANAGEMENT COMPANY OF TEXAS INC.
	Its:	General Partner

By
Name:	Bruce D. Broussard
Title:	Vice President

AOR OF INDIANA MANAGEMENT PARTNERSHIP, as a Subsidiary Guarantor

	By:	AOR MANAGEMENT COMPANY OF INDIANA, INC
	Its:	General Partner

By
Name:	Bruce D. Broussard
Title:	Vice President

And

	By:	AOR HOLDING OMPANY OF INDIANA, INC.
	Its:	General Partner

By
Name:	Bruce D. Broussard
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF FEBRUARY AMONG US ONCOLOGY HOLDINGS, INC., US ONCOLOGY, INC., THE SUBSIDIARY LOAN PARTIES THERETO, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Name of Institution:

by
Name:
Title: